Filed Pursuant to Rule 497(e)
1933 Act File No. 333-62298
1940 Act File No. 811-10401
Convergence Long/Short Equity ETF (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 21, 2026
to the Statement of Additional Information (the “SAI”)
dated March 28, 2025, as supplemented

The Trust’s Audit Committee and Board of Trustees recently approved a transition of the designated Audit Committee chair for the Trust from Dr. Michael D. Akers to Ms. Lisa Zúñiga Ramírez. Effective January 1, 2026, Ms. Ramírez will serve as the designated Audit Committee chair of the Trust. All references to Dr. Akers serving as the Audit Committee chair in the SAI are hereby removed. In addition, the Audit Committee disclosure in the “Management of the Fund – Board Committees” section of the SAI is hereby replaced with the following:

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Ramírez, the designated Audit Committee chair, and Dr. Akers serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the Fund’s past fiscal year, the Audit Committee met two times with respect to the Fund.

Please retain this supplement for future reference.